Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Third Quarter 2023

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Select Earnings Drivers By Segment	7
Sales By Segment	8
Operating Revenues and General and Administrative Expenses By Segment	9
Operating Commissions and Other Expenses	10
Select Earnings and Operational Data from Business Segments
Annuities	11
Life Insurance	12
Group Protection	13
Retirement Plan Services	14
Other Operations	15
DAC & Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	16
Account Balance Roll Forwards:
Annuities	17
Life Insurance	18
Retirement Plan Services	19
Investment Information
Fixed-Income Asset Class	20
Fixed-Income Credit Quality	21
GAAP to Non-GAAP Reconciliations
Select GAAP to Non-GAAP Reconciliations	22-24

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 22.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefits (“GLB”) and guaranteed death benefits (“GDB”) riders, net of fee income allocated to support the cost of hedging them,

and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);

• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available for sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);

• Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-
related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
• Income (loss) from discontinued operations.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends and the adjustment for deferred units of LNC stock in our deferred compensation plans.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts and the associated index options we hold to hedge them (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances,

decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)

from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures, Continued

Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding AOCI is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity

For presented periods prior to January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts. For periods beginning on or after January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts and GLB and GDB hedged instruments gains (losses), to align to updates made to our variable annuity hedge program effective January 1, 2023. Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share

Adjusted book value per share is calculated by dividing stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts, by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates.  Book value per share is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.

Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Management believes that the non-GAAP measures discussed above allow for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business.

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.
• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Page 1b

Lincoln Financial Group
Notes

Definitions

Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE metrics on page 1b for further information on how these metrics are calculated. Management evaluates consolidated
ROE by both including and excluding the effect of average goodwill.

Indexed variable annuity (“IVA”) is also referred to as registered indexed-linked annuity (“RILA”).

Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated November 1, 2023, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1c

Lincoln Financial Group
Credit Ratings

Ratings as of November 1, 2023
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
Adam Cohen, Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Revenues
Insurance premiums	$1,548	$1,564	$1,579	$1,612	$1,566	1.2%	$4,523	$4,757	5.2%
Fee income	1,381	1,354	1,379	1,365	1,363	-1.3%	4,249	4,107	-3.3%
Net investment income	1,295	1,412	1,466	1,508	1,494	15.4%	4,105	4,468	8.8%
Realized gain (loss)	249	(692)	(828)	(1,784)	(453)	NM	1,531	(3,066)	NM
Amortization of deferred gain on business
sold through reinsurance	10	10	9	9	15	50.0%	31	34	9.7%
Other revenues	189	193	209	219	218	15.3%	530	646	21.9%
Total revenues	4,672	3,841	3,814	2,929	4,203	-10.0%	14,969	10,946	-26.9%

Expenses
Benefits	2,149	2,220	2,291	2,192	2,152	0.1%	6,259	6,635	6.0%
Interest credited	726	744	785	808	831	14.5%	2,133	2,424	13.6%
Market risk benefit (gain) loss	(798)	(1,567)	619	(2,023)	(1,428)	-78.9%	(1,679)	(2,832)	-68.7%
Policyholder liability remeasurement (gain) loss	2,692	(52)	(118)	(110)	159	-94.1%	2,818	(68)	NM
Commissions and other expenses	1,280	1,385	1,300	1,335	1,335	4.3%	3,741	3,970	6.1%
Interest and debt expense	71	77	83	84	84	18.3%	205	250	22.0%
Spark program expense	44	49	24	41	36	-18.2%	118	101	-14.4%
Impairment of intangibles	634	-	-	-	-	-100.0%	634	-	-100.0%
Total expenses	6,798	2,856	4,984	2,327	3,169	-53.4%	14,229	10,480	-26.3%
Income (loss) before taxes	(2,126)	985	(1,170)	602	1,034	148.6%	740	466	-37.0%
Federal income tax expense (benefit)	(350)	173	(289)	91	181	151.7%	195	(17)	NM
Net income (loss)	(1,776)	812	(881)	511	853	148.0%	545	483	-11.4%
Preferred stock dividends declared	-	-	(25)	(11)	(34)	NM	-	(71)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(1)	(5)	(3)	2	-	100.0%	(8)	(2)	75.0%
Net income (loss) available to common
stockholders – diluted	$(1,777)	$807	$(909)	$502	$819	146.1%	$537	$410	-23.6%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(10.47)	$4.73	$(5.37)	$2.94	$4.79	145.7%	$3.10	$2.40	-22.6%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$77,446	$79,023	$80,448	$79,307	$76,001	-1.9%
U.S. government bonds	384	379	383	371	373	-2.9%
State and municipal bonds	5,089	5,070	5,257	5,074	4,770	-6.3%
Foreign government bonds	338	318	309	281	273	-19.2%
Residential mortgage-backed securities	2,048	2,009	2,050	2,015	1,928	-5.9%
Commercial mortgage-backed securities	1,549	1,674	1,671	1,684	1,701	9.8%
Asset-backed securities	10,347	10,904	11,458	11,793	12,393	19.8%
Hybrid and redeemable preferred securities	371	359	360	365	365	-1.6%
Total fixed maturity AFS securities, net of allowance for credit losses	97,572	99,736	101,936	100,890	97,804	0.2%
Trading securities	3,580	3,498	3,266	2,943	2,788	-22.1%
Equity securities	427	427	414	403	383	-10.3%
Mortgage loans on real estate, net of allowance for credit losses	18,066	18,301	18,327	18,460	18,751	3.8%
Policy loans	2,347	2,359	2,383	2,423	2,428	3.5%
Derivative investments	3,456	3,594	4,005	5,155	5,790	67.5%
Other investments	3,812	3,739	3,892	4,195	4,551	19.4%
Total investments	129,260	131,654	134,223	134,469	132,495	2.5%
Cash and invested cash	1,472	3,343	3,766	3,768	2,529	71.8%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,140	12,235	12,277	12,316	12,341	1.7%
Reinsurance recoverables, net of allowance for credit losses	19,460	19,443	19,309	19,030	18,389	-5.5%
Market risk benefit assets	2,428	2,807	3,445	3,906	4,108	69.2%
Accrued investment income	1,283	1,253	1,277	1,277	1,372	6.9%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	18,435	18,802	19,280	19,456	20,223	9.7%
Separate account assets	137,295	143,536	148,421	153,246	145,810	6.2%
Total assets	$322,917	$334,217	$343,142	$348,612	$338,411	4.8%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$111,732	$114,435	$116,167	$117,598	$117,210	4.9%
Future contract benefits	38,087	38,826	39,757	39,711	39,362	3.3%
Market risk benefit liabilities	2,756	2,078	1,976	1,548	1,385	-49.7%
Deferred front-end loads	4,834	5,052	5,250	5,450	5,653	16.9%
Payables for collateral on investments	6,865	6,712	6,803	7,062	8,046	17.2%
Short-term debt	500	500	500	500	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	867	867	867	867	867	0.0%
Financial	5,092	5,088	5,107	5,087	5,038	-1.1%
Other liabilities	12,106	12,021	11,562	11,724	11,841	-2.2%
Separate account liabilities	137,295	143,536	148,421	153,246	145,810	6.2%
Total liabilities	320,134	329,115	336,410	342,793	335,212	4.7%

Stockholders’ Equity
Preferred stock	-	986	986	986	986	NM
Common stock	4,534	4,544	4,560	4,575	4,591	1.3%
Retained earnings	5,189	5,924	4,940	5,362	6,102	17.6%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(9,677)	(8,528)	(6,754)	(7,267)	(10,163)	-5.0%
Market risk benefit non-performance risk gain (loss)	2,175	1,741	2,766	1,842	998	-54.1%
Policyholder liability discount rate remeasurement gain (loss)	806	747	545	657	1,021	26.7%
Foreign currency translation adjustment	(47)	(34)	(31)	(26)	(32)	31.9%
Funded status of employee benefit plans	(197)	(278)	(280)	(310)	(304)	-54.3%
Total accumulated other comprehensive income (loss)	(6,940)	(6,352)	(3,754)	(5,104)	(8,480)	-22.2%
Total stockholders’ equity	2,783	5,102	6,732	5,819	3,199	14.9%
Total liabilities and stockholders’ equity	$322,917	$334,217	$343,142	$348,612	$338,411	4.8%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Income (Loss)
Net income (loss)	$(1,776)	$812	$(881)	$511	$853	148.0%	$545	$483	-11.4%
Pre-tax adjusted income (loss) from operations	(2,513)	127	310	403	47	101.9%	(1,765)	760	143.1%
After-tax adjusted income (loss) from operations (1)	(1,949)	134	288	354	73	103.7%	(1,301)	715	155.0%
Adjusted operating tax rate	22.5%	-5.5%	7.2%	12.2%	-56.2%		26.3%	5.9%
Adjusted income (loss) from operations available to
common stockholders	(1,950)	129	260	343	39	102.0%	(1,309)	642	149.1%

ROE
Net income (loss) ROE	NM	82.3%	-59.6%	32.6%	75.7%		6.2%	11.6%
Adjusted income (loss) from operations available to
common stockholders, excluding AOCI and preferred
stock ROE	-73.1%	5.1%	10.4%	14.1%	1.5%		-16.2%	8.6%
Adjusted income (loss) from operations ROE	-60.7%	4.6%	9.3%	12.4%	1.4%		-13.3%	9.3%

Per Common Share
Net income (loss) (diluted)	$(10.47)	$4.73	$(5.37)	$2.94	$4.79	145.7%	$3.10	$2.40	-22.6%
Adjusted income (loss) from operations (diluted) (2)	(11.49)	0.76	1.52	2.02	0.23	102.0%	(7.63)	3.77	149.4%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	1.35	1.35	0.0%

Book Value Per Common Share
Book value per share	$16.45	$24.32	$33.89	$28.49	$13.04	-20.7%	$16.45	$13.04	-20.7%
Book value per share, excluding AOCI (3)	57.46	61.86	56.04	58.58	63.03	9.7%	57.46	63.03	9.7%
Adjusted book value per share (3)	68.53	65.72	66.05	64.37	63.53	-7.3%	68.53	63.53	-7.3%

Common Shares
Repurchased during the period	1.0	-	-	-	-	-100.0%	8.7	-	-100.0%
End-of-period – basic	169.2	169.2	169.5	169.6	169.7	0.3%	169.2	169.7	0.3%
Average for the period – basic	169.7	169.2	169.4	169.6	169.6	-0.1%	171.6	169.5	-1.2%
End-of-period – diluted	170.7	170.5	170.5	170.0	171.0	0.2%	170.7	171.0	0.2%
Average for the period – diluted	171.1	170.6	170.5	169.9	170.9	-0.1%	173.4	170.6	-1.6%

(1) See reconciliation to net income (loss) on page 22.
(2) See reconciliation to earnings (loss) per common share - diluted on page 23.
(3) See reconciliation to stockholders’ equity and book value per common share on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Cash Returned to Common Stockholders
Shares repurchased	$50	$-	$-	$-	$-	-100.0%	$550	$-	-100.0%
Common dividends	77	76	76	76	76	-1.3%	234	229	-2.1%
Total cash returned to common stockholders	$127	$76	$76	$76	$76	-40.2%	$784	$229	-70.8%

Cash Returned to Preferred Stockholders - Dividends	$-	$-	$25	$11	$34	NM	$-	$71	NM

Leverage Ratio
Short-term debt	$500	$500	$500	$500	$-	-100.0%
Long-term debt	5,959	5,955	5,974	5,954	5,905	-0.9%
Total debt (1)	6,459	6,455	6,474	6,454	5,905	-8.6%
Preferred stock	-	986	986	986	986	NM
Total debt and preferred stock	6,459	7,441	7,460	7,440	6,891	6.7%
Less:
Operating debt (2)	867	867	867	867	867	0.0%
Pre-funding of upcoming debt maturities	300	500	500	500	-	-100.0%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	-	493	493	493	493	NM
Carrying value of fair value hedges and other items	169	164	182	161	111	-34.3%
Total numerator	$4,821	$5,115	$5,116	$5,117	$5,118	6.2%

Adjusted stockholders’ equity (3)	$11,595	$11,120	$11,197	$10,918	$10,778	-7.0%
Add:
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	-	493	493	493	493	NM
Total numerator	4,821	5,115	5,116	5,117	5,118	6.2%
Total denominator	$16,718	$17,030	$17,108	$16,830	$16,691	-0.2%

Leverage ratio (4)	28.8%	30.0%	29.9%	30.4%	30.7%

Holding Company Available Liquidity	$756	$960	$954	$957	$455	-39.8%

(1) Excludes obligations under finance leases and certain financing arrangements of $631 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(3) See reconciliation to stockholders’ equity on page 24.
(4) The leverage ratio as of June 30, 2023 and September 30, 2023, was impacted by the denominator including a $493 million and $369 million after-tax impairment of fixed maturity AFS securities in an unrealized loss position, respectively, resulting from the Company’s intent to sell these securities as part of the previously announced Fortitude Re reinsurance transaction.
Within the investment portfolio anticipated to be sold in the transaction, there are additional fixed maturity AFS securities in an unrealized gain position of approximately $164 million, after-tax, as of September 30, 2023. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreement in the second quarter and recognized additional impairment of certain of these securities during the third quarter due to higher interest rates. The Company will recognize a gain for any securities in an unrealized gain position at the time when the transaction closes.

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Annuities
Operating revenues	$1,113	$1,125	$1,141	$1,190	$1,197	7.5%	$3,356	$3,528	5.1%
Deposits	3,232	3,198	3,164	2,560	2,737	-15.3%	8,635	8,461	-2.0%
Net flows	322	152	(331)	(1,108)	(874)	NM	(489)	(2,312)	NM
Average account balances, net of reinsurance	144,858	142,099	146,331	148,260	151,312	4.5%	152,008	148,613	-2.2%
Alternative investment income (1)	(4)	1	3	6	4	195.6%	6	13	102.4%

Life Insurance
Operating revenues	$1,623	$1,688	$1,757	$1,760	$1,723	6.2%	$5,059	$5,241	3.6%
Deposits	1,406	1,605	1,320	1,333	1,272	-9.5%	4,216	3,927	-6.9%
Net flows	1,002	1,149	852	932	821	-18.1%	2,974	2,605	-12.4%
Average account balances, net of reinsurance	47,663	47,963	49,100	50,049	50,130	5.2%	49,394	49,760	0.7%
Average in-force face amount	1,037,952	1,061,415	1,075,614	1,081,795	1,085,253	4.6%	1,011,299	1,080,887	6.9%
Alternative investment income (1)	(51)	9	46	68	44	186.3%	38	158	NM

Group Protection
Operating revenues	$1,333	$1,346	$1,388	$1,400	$1,388	4.1%	$3,958	$4,176	5.5%
Insurance premiums	1,200	1,213	1,251	1,263	1,251	4.3%	3,556	3,765	5.9%
Alternative investment income (1)	(2)	1	2	3	2	181.3%	4	7	63.1%

Retirement Plan Services
Operating revenues	$316	$325	$328	$334	$327	3.5%	$949	$988	4.1%
Deposits	3,091	2,973	3,209	2,897	2,700	-12.6%	9,928	8,806	-11.3%
Net flows	805	51	535	201	(272)	NM	2,645	464	-82.5%
Average account balances	88,196	87,987	91,457	94,099	96,473	9.4%	91,624	93,897	2.5%
Alternative investment income (1)	(2)	1	2	3	2	200.3%	4	7	97.8%

Consolidated
Adjusted operating revenues (2)	$4,421	$4,531	$4,657	$4,730	$4,673	5.7%	$13,433	$14,060	4.7%
Deposits	7,729	7,776	7,693	6,790	6,709	-13.2%	22,779	21,194	-7.0%
Net flows	2,129	1,352	1,056	25	(325)	NM	5,130	757	-85.2%
Average account balances, net of reinsurance	280,717	278,049	286,888	292,408	297,915	6.1%	293,026	292,270	-0.3%
Alternative investment income (1)	(61)	12	53	80	53	186.8%	54	185	244.6%

(1) Excludes alternative investment income on investments supporting our modified coinsurance agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 23.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Sales
Annuities:
Indexed variable (RILA)	$1,246	$1,211	$1,147	$1,123	$1,069	-14.2%	$3,515	$3,339	-5.0%
Other variable without GLBs	374	303	255	341	359	-4.0%	1,399	954	-31.8%
Other variable with GLBs	475	432	445	494	530	11.6%	1,689	1,470	-13.0%
Total variable	2,095	1,946	1,847	1,958	1,958	-6.5%	6,603	5,763	-12.7%
Fixed	1,167	1,264	1,317	624	770	-34.0%	2,066	2,712	31.3%
Total Annuities	$3,262	$3,210	$3,164	$2,582	$2,728	-16.4%	$8,669	$8,475	-2.2%

Life Insurance:
IUL/UL	$40	$41	$34	$28	$23	-42.5%	$93	$85	-8.6%
MoneyGuard®	22	26	21	23	27	22.7%	69	71	2.9%
VUL	36	49	30	34	29	-19.4%	114	93	-18.4%
Term	47	39	30	26	23	-51.1%	138	79	-42.8%
Executive Benefits	26	31	15	12	42	61.5%	104	69	-33.7%
Total Life Insurance	$171	$186	$130	$123	$144	-15.8%	$518	$397	-23.4%

Group Protection:
Life	$41	$141	$82	$54	$30	-26.8%	$157	$167	6.4%
Disability	37	195	40	36	32	-13.5%	143	107	-25.2%
Dental	10	20	6	6	9	-10.0%	21	21	0.0%
Total Group Protection	$88	$356	$128	$96	$71	-19.3%	$321	$295	-8.1%
Percent employee-paid	49.4%	35.7%	70.3%	54.8%	48.8%		51.6%	60.1%

Retirement Plan Services:
First-year sales	$991	$1,059	$736	$819	$464	-53.2%	$3,399	$2,019	-40.6%
Recurring deposits	2,100	1,914	2,473	2,078	2,236	6.5%	6,529	6,787	4.0%
Total Retirement Plan Services	$3,091	$2,973	$3,209	$2,897	$2,700	-12.6%	$9,928	$8,806	-11.3%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Operating Revenues
Annuities	$1,113	$1,125	$1,141	$1,190	$1,197	7.5%	$3,356	$3,528	5.1%
Life Insurance	1,623	1,688	1,757	1,760	1,723	6.2%	5,059	5,241	3.6%
Group Protection	1,333	1,346	1,388	1,400	1,388	4.1%	3,958	4,176	5.5%
Retirement Plan Services	316	325	328	334	327	3.5%	949	988	4.1%
Other Operations	36	47	43	46	38	5.6%	111	127	14.4%
Total segment operating revenues	$4,421	$4,531	$4,657	$4,730	$4,673	5.7%	$13,433	$14,060	4.7%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$118	$110	$123	$135	$138	16.9%	$338	$396	17.2%
Life Insurance	132	123	134	136	138	4.5%	365	407	11.5%
Group Protection	182	173	191	191	191	4.9%	513	573	11.7%
Retirement Plan Services	75	75	79	81	81	8.0%	213	241	13.1%
Other Operations	70	212	38	75	70	0.0%	165	184	11.5%
Total	$577	$693	$565	$618	$618	7.1%	$1,594	$1,801	13.0%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.6%	9.8%	10.8%	11.3%	11.5%		10.1%	11.2%
Life Insurance	8.2%	7.3%	7.6%	7.7%	8.0%		7.2%	7.8%
Group Protection	13.7%	12.9%	13.8%	13.6%	13.8%		13.0%	13.7%
Retirement Plan Services	23.7%	23.2%	24.0%	24.3%	24.9%		22.5%	24.4%
Other Operations	193.6%	457.7%	90.0%	162.1%	177.3%		148.6%	142.7%
Total	13.1%	15.3%	12.1%	13.1%	13.2%		11.9%	12.8%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$634	$750	$617	$672	$672	6.0%	$1,755	$1,961	11.7%
Commissions	660	654	615	617	603	-8.6%	1,967	1,835	-6.7%
Taxes, licenses and fees	81	88	94	81	96	18.5%	258	271	5.0%
Interest and debt expense	71	77	83	84	84	18.3%	205	250	22.0%
Expenses associated with reserve financing
and letters of credit	27	28	30	27	28	3.7%	80	86	7.5%
Total adjusted operating commissions and other
expenses incurred	1,473	1,597	1,439	1,481	1,483	0.7%	4,265	4,403	3.2%

Less Amounts Capitalized
General and administrative expenses	(57)	(57)	(52)	(54)	(54)	5.3%	(161)	(160)	0.6%
Commissions	(283)	(287)	(241)	(240)	(223)	21.2%	(829)	(705)	15.0%
Taxes, licenses and fees	(9)	(10)	(9)	(8)	(8)	11.1%	(29)	(25)	13.8%
Total amounts capitalized	(349)	(354)	(302)	(302)	(285)	18.3%	(1,019)	(890)	12.7%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,124	1,243	1,137	1,179	1,198	6.6%	3,246	3,513	8.2%

Amortization
Amortization of DAC, VOBA and other intangibles	265	266	268	271	270	1.9%	793	806	1.6%
Total operating commissions and other expenses	$1,389	$1,509	$1,405	$1,450	$1,468	5.7%	$4,039	$4,319	6.9%

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$57	$52	$38	$54	$24	-57.9%	$112	$116	3.6%
Fee income (1)	574	556	540	546	557	-3.0%	1,791	1,644	-8.2%
Net investment income	348	389	421	437	451	29.6%	1,075	1,309	21.8%
Amortization of deferred gain on
business sold through reinsurance	6	6	5	5	11	83.3%	19	22	15.8%
Other revenues	128	122	137	148	154	20.3%	359	437	21.7%
Total operating revenues	1,113	1,125	1,141	1,190	1,197	7.5%	3,356	3,528	5.1%
Operating expenses:
Benefits	79	72	63	69	45	-43.0%	179	177	-1.1%
Interest credited	224	248	278	306	330	47.3%	646	914	41.5%
Policyholder liability remeasurement (gain) loss	1	-	(1)	(1)	19	NM	3	17	NM
Commissions incurred	254	240	240	240	238	-6.3%	777	719	-7.5%
Other expenses incurred	251	242	251	257	276	10.0%	748	785	4.9%
Amounts capitalized	(117)	(103)	(98)	(100)	(102)	12.8%	(346)	(300)	13.3%
Amortization	108	107	108	109	109	0.9%	322	324	0.6%
Total operating expenses	800	806	841	880	915	14.4%	2,329	2,636	13.2%
Income (loss) from operations before taxes	313	319	300	310	282	-9.9%	1,027	892	-13.1%
Federal income tax expense (benefit)	38	44	26	39	34	-10.5%	141	98	-30.5%
Income (loss) from operations	$275	$275	$274	$271	$248	-9.8%	$886	$794	-10.4%

Effective Federal Income Tax Rate	12.3%	13.7%	8.6%	12.6%	12.0%		13.7%	11.1%

Return on Average Account Balances	76	77	75	73	66	(10)	78	71	(7)

Account Balances, Net of Reinsurance – End-of-Period
Indexed variable (RILA) account balances	$17,735	$20,130	$21,841	$24,407	$25,006	41.0%	$17,735	$25,006	41.0%
Other variable account balances without GLBs	39,985	41,742	42,983	44,381	42,196	5.5%	39,985	42,196	5.5%
Other variable account balances with GLBs	64,057	65,877	67,274	68,460	64,754	1.1%	64,057	64,754	1.1%
Fixed account balances	14,810	14,989	15,053	14,828	14,694	-0.8%	14,810	14,694	-0.8%
Total account balances	$136,587	$142,738	$147,151	$152,076	$146,650	7.4%	136,587	146,650	7.4%
Percent variable account balances with GLBs	46.9%	46.2%	45.7%	45.0%	44.2%		46.9%	44.2%

Fee Income, Gross of Hedge Allowance (1)	$760	$738	$745	$750	$758	-0.3%	$2,373	$2,253	-5.1%
Net Investment Income, Net of Reinsurance (2)	299	337	376	396	409	36.8%	889	1,181	32.8%
Interest Credited, Net of Reinsurance (2)	183	202	224	247	270	47.5%	528	742	40.5%

(1) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(2) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$289	$297	$285	$293	$289	0.0%	$849	$867	2.1%
Fee income	745	735	776	753	739	-0.8%	2,260	2,269	0.4%
Net investment income	585	650	687	707	689	17.8%	1,937	2,083	7.5%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(2)	0.0%	(5)	(5)	0.0%
Amortization of deferred gain on
business sold through reinsurance	4	4	4	4	4	0.0%	13	12	-7.7%
Other revenues	2	4	7	5	4	100.0%	5	15	200.0%
Total operating revenues	1,623	1,688	1,757	1,760	1,723	6.2%	5,059	5,241	3.6%
Operating expenses:
Benefits	1,041	1,079	1,152	1,073	1,129	8.5%	2,992	3,354	12.1%
Interest credited	329	325	328	325	325	-1.2%	984	978	-0.6%
Policyholder liability remeasurement (gain) loss	2,708	(2)	(13)	14	183	-93.2%	2,855	183	-93.6%
Commissions incurred	177	189	148	143	129	-27.1%	509	421	-17.3%
Other expenses incurred	208	210	216	216	215	3.4%	609	647	6.2%
Amounts capitalized	(202)	(217)	(174)	(170)	(152)	24.8%	(588)	(496)	15.6%
Amortization	120	122	123	124	123	2.5%	360	371	3.1%
Total operating expenses	4,381	1,706	1,780	1,725	1,952	-55.4%	7,721	5,458	-29.3%
Income (loss) from operations before taxes	(2,758)	(18)	(23)	35	(229)	91.7%	(2,662)	(217)	91.8%
Federal income tax expense (benefit)	(587)	(9)	(10)	2	(56)	90.5%	(577)	(64)	88.9%
Income (loss) from operations	$(2,171)	$(9)	$(13)	$33	$(173)	92.0%	$(2,085)	$(153)	92.7%

Effective Federal Income Tax Rate	21.3%	52.0%	45.0%	6.6%	24.2%		21.7%	29.3%

Average Account Balances, Net of Reinsurance	$47,663	$47,963	$49,100	$50,049	$50,130	5.2%	$49,394	$49,760	0.7%

In-Force Face Amount
UL and other	$362,098	$363,884	$364,101	$364,633	$364,586	0.7%	$362,098	$364,586	0.7%
Term insurance	689,101	707,747	715,495	719,361	721,927	4.8%	689,101	721,927	4.8%
Total in-force face amount	$1,051,199	$1,071,631	$1,079,596	$1,083,994	$1,086,513	3.4%	$1,051,199	$1,086,513	3.4%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,200	$1,213	$1,251	$1,263	$1,251	4.3%	$3,556	$3,765	5.9%
Net investment income	83	81	85	85	84	1.2%	253	254	0.4%
Other revenues	50	52	52	52	53	6.0%	149	157	5.4%
Total operating revenues	1,333	1,346	1,388	1,400	1,388	4.1%	3,958	4,176	5.5%
Operating expenses:
Benefits	994	1,030	1,037	1,019	979	-1.5%	3,003	3,036	1.1%
Interest credited	1	1	1	1	1	0.0%	4	4	0.0%
Policyholder liability remeasurement (gain) loss	(22)	(48)	(100)	(121)	(39)	-77.3%	(55)	(260)	NM
Commissions incurred	101	103	106	112	109	7.9%	291	327	12.4%
Other expenses incurred	235	223	248	246	245	4.3%	669	737	10.2%
Amounts capitalized	(23)	(29)	(25)	(28)	(26)	-13.0%	(70)	(79)	-12.9%
Amortization	32	33	32	33	33	3.1%	97	98	1.0%
Total operating expenses	1,318	1,313	1,299	1,262	1,302	-1.2%	3,939	3,863	-1.9%
Income (loss) from operations before taxes	15	33	89	138	86	NM	19	313	NM
Federal income tax expense (benefit)	3	7	18	29	18	NM	4	66	NM
Income (loss) from operations	$12	$26	$71	$109	$68	NM	$15	$247	NM

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Loss Ratios by Product Line
Life	71.8%	74.8%	80.4%	71.6%	76.8%		81.1%	76.3%
Disability	87.7%	85.7%	71.4%	70.7%	74.1%		85.0%	72.1%
Dental	72.0%	74.0%	76.4%	76.9%	75.9%		73.3%	76.4%
Total	81.0%	81.1%	75.0%	71.3%	75.2%		83.0%	73.8%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$64	$63	$64	$65	$66	3.1%	$199	$195	-2.0%
Net investment income	244	253	255	259	251	2.9%	723	765	5.8%
Other revenues	8	9	9	10	10	25.0%	27	28	3.7%
Total operating revenues	316	325	328	334	327	3.5%	949	988	4.1%
Operating expenses:
Interest credited	161	161	167	168	165	2.5%	469	501	6.8%
Commissions incurred	20	21	21	21	22	10.0%	58	65	12.1%
Other expenses incurred	83	83	89	90	90	8.4%	237	267	12.7%
Amounts capitalized	(6)	(5)	(5)	(5)	(5)	16.7%	(15)	(15)	0.0%
Amortization	5	4	5	5	5	0.0%	14	13	-7.1%
Total operating expenses	263	264	277	279	277	5.3%	763	831	8.9%
Income (loss) from operations before taxes	53	61	51	55	50	-5.7%	186	157	-15.6%
Federal income tax expense (benefit)	6	9	8	8	7	16.7%	27	24	-11.1%
Income (loss) from operations	$47	$52	$43	$47	$43	-8.5%	$159	$133	-16.4%

Effective Federal Income Tax Rate	12.3%	15.0%	16.4%	14.9%	13.9%		14.1%	15.1%

Return on Average Account Balances	21	24	19	20	18	(3)	23	19	(4)

Pre-tax Net Margin	34.2%	37.1%	31.8%	33.5%	31.2%		38.6%	32.2%

Net Flows by Market
Small Market	$157	$174	$148	$99	$21	-86.6%	$121	$267	120.7%
Mid - Large Market	899	298	711	408	83	-90.8%	3,303	1,202	-63.6%
Multi-Fund® and Other	(251)	(421)	(324)	(306)	(376)	-49.8%	(779)	(1,005)	-29.0%

Net Flows – Trailing Twelve Months	$2,199	$2,696	$2,304	$1,592	$515	-76.6%	$2,199	$515	-76.6%

Base Spreads, Excluding Variable Investment Income (1)	1.05%	1.18%	1.14%	1.18%	1.10%	5	0.96%	1.14%	18

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Other Operations
Operating revenues:
Insurance premiums	$2	$2	$5	$2	$1	-50.0%	$6	$8	33.3%
Net investment income	35	39	35	38	37	5.7%	117	110	-6.0%
Other revenues	(1)	6	3	6	-	100.0%	(12)	9	175.0%
Total operating revenues	36	47	43	46	38	5.6%	111	127	14.4%
Operating expenses:
Benefits	20	19	20	14	17	-15.0%	47	53	12.8%
Interest credited	9	8	10	9	9	0.0%	30	27	-10.0%
Policyholder liability remeasurement (gain) loss	-	2	-	1	(5)	NM	2	(3)	NM
Commissions and other expenses	28	160	13	32	39	39.3%	44	84	90.9%
Interest and debt expense	71	77	83	84	84	18.3%	205	250	22.0%
Spark program expense	44	49	24	41	36	-18.2%	118	101	-14.4%
Total operating expenses	172	315	150	181	180	4.7%	446	512	14.8%
Income (loss) from operations before taxes	(136)	(268)	(107)	(135)	(142)	-4.4%	(335)	(385)	-14.9%
Federal income tax expense (benefit)	(24)	(58)	(20)	(29)	(29)	-20.8%	(59)	(79)	-33.9%
Income (loss) from operations	$(112)	$(210)	$(87)	$(106)	$(113)	-0.9%	$(276)	$(306)	-10.9%

DAC & Account Balance Roll Forwards

Lincoln Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$12,050	$12,140	$12,235	$12,277	$12,316	2.2%	$11,896	$12,235	2.8%
Deferrals	350	357	306	304	289	-17.4%	1,024	899	-12.2%
Operating amortization	(260)	(262)	(264)	(265)	(264)	-1.5%	(780)	(793)	-1.7%
Balance as of end-of-period	$12,140	$12,235	$12,277	$12,316	$12,341	1.7%	$12,140	$12,341	1.7%

DFEL
Balance as of beginning-of-period	$4,623	$4,834	$5,052	$5,250	$5,450	17.9%	$4,225	$5,052	19.6%
Deferrals	273	284	267	271	277	1.5%	800	814	1.8%
Operating amortization	(62)	(66)	(69)	(71)	(74)	-19.4%	(191)	(213)	-11.5%
Balance as of end-of-period	$4,834	$5,052	$5,250	$5,450	$5,653	16.9%	$4,834	$5,653	16.9%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,772	$5,675	$5,551	$5,424	$5,284	-8.5%	$5,772	$5,284	-8.5%

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$110,777	$104,050	$107,627	$110,264	$112,848	1.9%	$138,907	$107,627	-22.5%
Gross deposits	849	735	700	835	889	4.7%	3,088	2,424	-21.5%
Full surrenders and deaths	(1,255)	(1,168)	(1,527)	(1,543)	(1,559)	-24.2%	(4,102)	(4,629)	-12.8%
Other contract benefits	(972)	(1,086)	(979)	(993)	(984)	-1.2%	(3,067)	(2,955)	3.7%
Net flows	(1,378)	(1,519)	(1,806)	(1,701)	(1,654)	-20.0%	(4,081)	(5,160)	-26.4%
Policyholder assessments	(637)	(618)	(623)	(626)	(630)	1.1%	(1,981)	(1,878)	5.2%
Change in market value and reinvestment	(4,712)	5,714	5,066	4,911	(3,607)	23.5%	(28,795)	6,368	122.1%
Balance as of end-of-period, gross	104,050	107,627	110,264	112,848	106,957	2.8%	104,050	106,957	2.8%
Account balances reinsured	(8)	(8)	(7)	(7)	(7)	12.5%	(8)	(7)	12.5%
Balance as of end-of-period, net	$104,042	$107,619	$110,257	$112,841	$106,950	2.8%	$104,042	$106,950	2.8%

Indexed Variable Annuities (RILA)
Balance as of beginning-of-period	$16,827	$17,735	$20,130	$21,841	$24,407	45.0%	$16,906	$20,130	19.1%
Gross deposits	1,246	1,211	1,147	1,123	1,069	-14.2%	3,515	3,339	-5.0%
Full surrenders and deaths	(47)	(42)	(65)	(78)	(105)	NM	(132)	(248)	-87.9%
Other contract benefits	(13)	(22)	(35)	(23)	(20)	-53.8%	(37)	(78)	NM
Net flows	1,186	1,147	1,047	1,022	944	-20.4%	3,346	3,013	-10.0%
Policyholder assessments	(1)	(1)	(1)	(2)	(2)	-100.0%	(4)	(6)	-50.0%
Change in market value and reinvestment	62	90	125	163	190	206.5%	164	478	191.5%
Change in fair value of embedded derivative instruments	(339)	1,159	540	1,383	(533)	-57.2%	(2,677)	1,391	152.0%
Balance as of end-of-period, gross	$17,735	$20,130	$21,841	$24,407	$25,006	41.0%	$17,735	$25,006	41.0%

Page 17a

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Fixed Annuities
Balance as of beginning-of-period	$22,099	$22,670	$23,365	$24,019	$23,813	7.8%	$22,552	$23,365	3.6%
Gross deposits	1,137	1,252	1,317	602	779	-31.5%	2,032	2,698	32.8%
Full surrenders and deaths	(489)	(547)	(728)	(864)	(782)	-59.9%	(1,366)	(2,374)	-73.8%
Other contract benefits	(134)	(181)	(161)	(167)	(161)	-20.1%	(420)	(489)	-16.4%
Net flows	514	524	428	(429)	(164)	NM	246	(165)	NM
Policyholder assessments	(10)	(12)	(15)	(14)	(13)	-30.0%	(38)	(41)	-7.9%
Reinvested interest credited	134	143	154	159	158	17.9%	389	470	20.8%
Change in fair value of embedded derivative instruments	(67)	40	87	78	(113)	-68.7%	(479)	52	110.9%
Balance as of end-of-period, gross	22,670	23,365	24,019	23,813	23,681	4.5%	22,670	23,681	4.5%
Account balances reinsured	(7,860)	(8,376)	(8,966)	(8,985)	(8,987)	-14.3%	(7,860)	(8,987)	-14.3%
Balance as of end-of-period, net	$14,810	$14,989	$15,053	$14,828	$14,694	-0.8%	$14,810	$14,694	-0.8%

Total
Balance as of beginning-of-period	$149,703	$144,455	$151,122	$156,124	$161,068	7.6%	$178,365	$151,122	-15.3%
Gross deposits	3,232	3,198	3,164	2,560	2,737	-15.3%	8,635	8,461	-2.0%
Full surrenders and deaths	(1,791)	(1,757)	(2,320)	(2,485)	(2,446)	-36.6%	(5,600)	(7,251)	-29.5%
Other contract benefits	(1,119)	(1,289)	(1,175)	(1,183)	(1,165)	-4.1%	(3,524)	(3,522)	0.1%
Net flows	322	152	(331)	(1,108)	(874)	NM	(489)	(2,312)	NM
Policyholder assessments	(648)	(631)	(639)	(642)	(645)	0.5%	(2,023)	(1,925)	4.8%
Change in market value, reinvestment and interest credited	(4,516)	5,947	5,345	5,233	(3,259)	27.8%	(28,242)	7,316	125.9%
Change in fair value of embedded derivative instruments	(406)	1,199	627	1,461	(646)	-59.1%	(3,156)	1,443	145.7%
Balance as of end-of-period, gross	144,455	151,122	156,124	161,068	155,644	7.7%	144,455	155,644	7.7%
Account balances reinsured	(7,868)	(8,384)	(8,973)	(8,992)	(8,994)	-14.3%	(7,868)	(8,994)	-14.3%
Balance as of end-of-period, net	$136,587	$142,738	$147,151	$152,076	$146,650	7.4%	$136,587	$146,650	7.4%

Page 17b

Lincoln Financial Group
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
General Account
Balance as of beginning-of-period	$37,791	$37,691	$37,694	$37,533	$37,458	-0.9%	$38,200	$37,694	-1.3%
Gross deposits	963	1,110	926	907	915	-5.0%	2,811	2,749	-2.2%
Withdrawals and deaths	(284)	(328)	(393)	(323)	(378)	-33.1%	(916)	(1,095)	-19.5%
Net flows	679	782	533	584	537	-20.9%	1,895	1,654	-12.7%
Transfers between general and separate accounts	(12)	(14)	32	44	14	216.7%	16	90	NM
Policyholder assessments	(1,123)	(1,138)	(1,128)	(1,120)	(1,124)	-0.1%	(3,357)	(3,373)	-0.5%
Reinvested interest credited	377	374	373	371	370	-1.9%	1,120	1,114	-0.5%
Change in fair value of embedded derivative instruments	(21)	(1)	29	46	(38)	-81.0%	(183)	38	120.8%
Balance as of end-of-period, gross	37,691	37,694	37,533	37,458	37,217	-1.3%	37,691	37,217	-1.3%
Account balances reinsured	(5,575)	(5,558)	(5,525)	(5,527)	(5,503)	1.3%	(5,575)	(5,503)	1.3%
Balance as of end-of-period, net	$32,116	$32,136	$32,008	$31,931	$31,714	-1.3%	$32,116	$31,714	-1.3%

Separate Account
Balance as of beginning-of-period	$20,327	$19,382	$20,920	$22,162	$23,409	15.2%	$24,785	$20,920	-15.6%
Gross deposits	443	495	394	426	357	-19.4%	1,405	1,178	-16.2%
Withdrawals and deaths	(120)	(128)	(75)	(78)	(73)	39.2%	(326)	(227)	30.4%
Net flows	323	367	319	348	284	-12.1%	1,079	951	-11.9%
Transfers between general and separate accounts	12	14	(32)	(44)	(12)	NM	(16)	(88)	NM
Policyholder assessments	(236)	(244)	(238)	(238)	(238)	-0.8%	(694)	(714)	-2.9%
Change in market value and reinvestment	(1,044)	1,401	1,193	1,181	(801)	23.3%	(5,772)	1,573	127.3%
Balance as of end-of-period, gross	19,382	20,920	22,162	23,409	22,642	16.8%	19,382	22,642	16.8%
Account balances reinsured	(4,209)	(4,421)	(4,606)	(4,805)	(4,632)	-10.0%	(4,209)	(4,632)	-10.0%
Balance as of end-of-period, net	$15,173	$16,499	$17,556	$18,604	$18,010	18.7%	$15,173	$18,010	18.7%

Total
Balance as of beginning-of-period	$58,118	$57,073	$58,614	$59,695	$60,867	4.7%	$62,985	$58,614	-6.9%
Gross deposits	1,406	1,605	1,320	1,333	1,272	-9.5%	4,216	3,927	-6.9%
Withdrawals and deaths	(404)	(456)	(468)	(401)	(451)	-11.6%	(1,242)	(1,322)	-6.4%
Net flows	1,002	1,149	852	932	821	-18.1%	2,974	2,605	-12.4%
Policyholder assessments	(1,359)	(1,382)	(1,366)	(1,358)	(1,362)	-0.2%	(4,051)	(4,087)	-0.9%
Change in market value and reinvestment	(667)	1,775	1,566	1,552	(431)	35.4%	(4,652)	2,687	157.8%
Change in fair value of embedded derivative instruments	(21)	(1)	29	46	(38)	-81.0%	(183)	38	120.8%
Balance as of end-of-period, gross	57,073	58,614	59,695	60,867	59,859	4.9%	57,073	59,859	4.9%
Account balances reinsured	(9,784)	(9,979)	(10,131)	(10,332)	(10,135)	-3.6%	(9,784)	(10,135)	-3.6%
Balance as of end-of-period, net	$47,289	$48,635	$49,564	$50,535	$49,724	5.1%	$47,289	$49,724	5.1%

Lincoln Financial Group
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
General Account
Balance as of beginning-of-period	$24,917	$25,276	$25,138	$24,994	$24,430	-2.0%	$23,579	$25,138	6.6%
Gross deposits	994	787	701	616	709	-28.7%	3,225	2,026	-37.2%
Withdrawals	(873)	(1,119)	(1,113)	(981)	(1,168)	-33.8%	(2,459)	(3,262)	-32.7%
Net flows	121	(332)	(412)	(365)	(459)	NM	766	(1,236)	NM
Transfers between fixed and variable accounts	79	36	103	(363)	(38)	NM	474	(297)	NM
Policyholder assessments	(3)	(3)	(3)	(3)	(3)	0.0%	(10)	(10)	0.0%
Reinvested interest credited	162	161	168	167	169	4.3%	467	504	7.9%
Balance as of end-of-period	$25,276	$25,138	$24,994	$24,430	$24,099	-4.7%	$25,276	$24,099	-4.7%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$61,782	$59,064	$63,592	$67,985	$72,156	16.8%	$75,465	$63,592	-15.7%
Gross deposits	2,097	2,186	2,508	2,281	1,991	-5.1%	6,703	6,780	1.1%
Withdrawals	(1,413)	(1,803)	(1,561)	(1,715)	(1,804)	-27.7%	(4,824)	(5,080)	-5.3%
Net flows	684	383	947	566	187	-72.7%	1,879	1,700	-9.5%
Transfers between fixed and variable accounts	(42)	(55)	(104)	370	42	200.0%	(438)	306	169.9%
Policyholder assessments	(57)	(57)	(58)	(60)	(62)	-8.8%	(181)	(178)	1.7%
Change in market value and reinvestment	(3,303)	4,257	3,608	3,295	(2,489)	24.6%	(17,661)	4,414	125.0%
Balance as of end-of-period	$59,064	$63,592	$67,985	$72,156	$69,834	18.2%	$59,064	$69,834	18.2%

Total
Balance as of beginning-of-period	$86,699	$84,340	$88,730	$92,979	$96,586	11.4%	$99,044	$88,730	-10.4%
Gross deposits	3,091	2,973	3,209	2,897	2,700	-12.6%	9,928	8,806	-11.3%
Withdrawals	(2,286)	(2,922)	(2,674)	(2,696)	(2,972)	-30.0%	(7,283)	(8,342)	-14.5%
Net flows	805	51	535	201	(272)	NM	2,645	464	-82.5%
Transfers between fixed and variable accounts	37	(19)	(1)	7	4	-89.2%	36	9	-75.0%
Policyholder assessments	(60)	(60)	(61)	(63)	(65)	-8.3%	(191)	(188)	1.6%
Change in market value and reinvestment	(3,141)	4,418	3,776	3,462	(2,320)	26.1%	(17,194)	4,918	128.6%
Balance as of end-of-period	$84,340	$88,730	$92,979	$96,586	$93,933	11.4%	$84,340	$93,933	11.4%

Investment Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 9/30/22		As of 12/31/22		As of 9/30/23
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$17,609	15.9%	$17,696	15.9%	$16,923	15.1%
Basic industry	4,353	3.9%	4,336	3.9%	4,163	3.7%
Capital goods	7,408	6.7%	7,347	6.6%	7,070	6.3%
Communications	4,235	3.8%	4,237	3.8%	4,331	3.9%
Consumer cyclical	5,990	5.4%	5,969	5.4%	5,926	5.3%
Consumer non-cyclical	17,116	15.6%	17,035	15.3%	17,372	15.6%
Energy	4,853	4.4%	4,760	4.3%	4,503	4.0%
Technology	5,511	5.0%	5,544	5.0%	5,679	5.1%
Transportation	3,538	3.2%	3,621	3.3%	3,690	3.3%
Industrial other	2,248	2.0%	2,327	2.1%	2,298	2.1%
Utilities	13,975	12.7%	14,108	12.7%	14,317	12.9%
Government-related entities	1,801	1.6%	1,820	1.6%	1,798	1.6%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,867	1.7%	1,845	1.7%	1,803	1.6%
Non-agency backed	370	0.3%	362	0.3%	381	0.3%
Commercial mortgage-backed securities ("CMBS")	1,789	1.6%	1,918	1.7%	1,963	1.8%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,194	7.4%	8,466	7.6%	9,202	8.2%
Other ABS	3,068	2.8%	3,269	2.9%	3,957	3.5%
Municipals	5,411	4.9%	5,410	4.9%	5,247	4.7%
United States and foreign government	788	0.8%	753	0.7%	744	0.7%
Hybrid and redeemable preferred securities	372	0.3%	364	0.3%	361	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld investments
and allowance for credit losses, at amortized cost	110,496	100.0%	111,187	100.0%	111,728	100.0%
Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	543		541		670
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	325		312		295
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	111,364		112,040		112,693
Modified coinsurance and funds withheld investments	4,049		3,861		2,806
Total fixed maturity AFS, trading and equity securities	$115,413		$115,901		$115,499

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on page 20 and page 21 as we have a limited economic interest in the assets.

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 9/30/22		As of 12/31/22		As of 9/30/23
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$62,791	56.8%	$63,461	57.1%	$65,612	58.7%
NAIC 2 (BBB)	43,862	39.7%	43,890	39.4%	42,676	38.2%
Total investment grade	106,653	96.5%	107,351	96.5%	108,288	96.9%

NAIC 3 (BB)	2,197	2.0%	2,096	1.9%	1,598	1.4%
NAIC 4 (B)	1,597	1.5%	1,679	1.5%	1,729	1.6%
NAIC 5 (CCC and lower)	47	0.0%	59	0.1%	97	0.1%
NAIC 6 (in or near default)	2	0.0%	2	0.0%	16	0.0%
Total below investment grade	3,843	3.5%	3,836	3.5%	3,440	3.1%
Total	$110,496	100.0%	$111,187	100.0%	$111,728	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,443	82.1%	$13,270	80.4%	$13,451	79.6%
CM2 (BBB)	2,881	17.6%	3,137	19.0%	3,387	20.0%
CM3-7 (BB and lower)	41	0.3%	91	0.6%	69	0.4%
Total	$16,365	100.0%	$16,498	100.0%	$16,907	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$76,234	60.1%	$76,731	60.1%	$79,063	61.5%
BBB	46,743	36.8%	47,027	36.8%	46,063	35.8%
BB and lower	3,884	3.1%	3,927	3.1%	3,509	2.7%
Total	$126,861	100.0%	$127,685	100.0%	$128,635	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

GAAP to Non-GAAP Reconciliations

Lincoln Financial Group

You're In Charge

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Net Income
Net income (loss) available to common stockholders –
diluted	$(1,777)	$807	$(909)	$502	$819	146.1%	$537	$410	-23.6%
Less:
Preferred stock dividends declared	-	-	(25)	(11)	(34)	NM	-	(71)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(1)	(5)	(3)	2	-	100.0%	(8)	(2)	75.0%
Net income (loss)	(1,776)	812	(881)	511	853	148.0%	545	483	-11.4%
Less:
Net annuity product features, after-tax	893	674	(1,018)	822	1,045	17.0%	2,591	850	-67.2%
Net life insurance product features, after-tax	20	6	(95)	(123)	85	NM	16	(133)	NM
Credit loss-related adjustments, after-tax	(104)	(8)	(18)	(3)	(21)	79.8%	(96)	(41)	57.3%
Investment gains (losses), after-tax (1)	10	11	(45)	(528)	(306)	NM	5	(880)	NM
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax	(12)	(5)	7	(4)	(23)	-91.7%	(36)	(21)	41.7%
Impairment of intangibles	(634)	-	-	-	-	100.0%	(634)	-	100.0%
Transaction and integration costs related to mergers,						NM			NM
acquisitions and divestitures, after-tax (2)	-	-	-	(7)	-	NM	-	(7)	NM
Total adjustments	173	678	(1,169)	157	780	NM	1,846	(232)	NM
Adjusted income (loss) from operations	$(1,949)	$134	$288	$354	$73	103.7%	$(1,301)	$715	155.0%

(1) Includes a $493 million and $369 million after-tax impairment of fixed maturity AFS securities in an unrealized loss position for the three months ended June 30, 2023 and
September 30, 2023, respectively, resulting from the Company's intent to sell these securities as part of the previously announced Fortitude Re reinsurance transaction. Within the investment portfolio anticipated to be sold in the transaction, there are additional fixed maturity AFS securities in an unrealized gain position of approximately $164 million, after-tax, as of September 30, 2023. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreement in the second quarter and recognized additional impairment of certain of these securities during the third quarter due to higher interest rates. The Company will recognize a gain for any securities in an unrealized gain position at the time when the transaction closes.
(2) Includes costs pertaining to the Fortitude Re reinsurance transaction.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Revenues
Total revenues	$4,672	$3,841	$3,814	$2,929	$4,203	-10.0%	$14,969	$10,946	-26.9%
Less:
Revenue adjustments from annuity
and life insurance product features	386	(689)	(773)	(1,123)	(14)	NM	1,697	(1,908)	NM
Credit loss-related adjustments	(133)	(9)	(22)	(5)	(27)	80.0%	(122)	(53)	56.2%
Investment gains (losses)	13	14	(57)	(668)	(400)	NM	6	(1,126)	NM
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax	(15)	(6)	9	(5)	(29)	-91.7%	(46)	(27)	41.7%
Adjusted operating revenues	$4,421	$4,531	$4,657	$4,730	$4,673	5.7%	$13,433	$14,060	4.7%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(10.47)	$4.73	$(5.37)	$2.94	$4.79	145.7%	$3.10	$2.40	-22.6%
Less:
Net annuity product features, after-tax	5.26	3.95	(6.03)	4.84	6.11	16.2%	14.94	4.98	-66.7%
Net life insurance product features, after-tax	0.11	0.03	(0.56)	(0.73)	0.50	NM	0.09	(0.78)	NM
Credit loss-related adjustments, after-tax	(0.61)	(0.04)	(0.10)	(0.02)	(0.12)	80.3%	(0.55)	(0.25)	54.5%
Investment gains (losses), after-tax	0.06	0.06	(0.26)	(3.11)	(1.79)	NM	0.03	(5.16)	NM
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax	(0.07)	(0.03)	0.04	(0.02)	(0.14)	-100.0%	(0.21)	(0.12)	42.9%
Impairment of intangibles	(3.73)	-	-	-	-	100.0%	(3.65)	-	100.0%
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	-	-	-	(0.04)	-	NM	-	(0.04)	NM
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (1)	-	-	0.02	-	-	NM	0.08	-	-100.0%
Adjusted income (loss) from operations	$(11.49)	$0.76	$1.52	$2.02	$0.23	102.0%	$(7.63)	$3.77	149.4%

(1) In periods where net income (loss) or adjusted income (loss) from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss) per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	Change	9/30/22	9/30/23	Change
Stockholders’ Equity, End-of-Period
Stockholders' equity	$2,783	$5,102	$6,732	$5,819	$3,199	14.9%	$2,783	$3,199	14.9%
Less:
Preferred stock	-	986	986	986	986	NM	-	986	NM
AOCI	(6,940)	(6,352)	(3,754)	(5,104)	(8,480)	-22.2%	(6,940)	(8,480)	-22.2%
Stockholders’ equity, excluding AOCI and preferred
stock	9,723	10,468	9,500	9,937	10,693	10.0%	9,723	10,693	10.0%
MRB-related impacts	(1,872)	(652)	(1,158)	426	1,545	182.5%	(1,872)	1,545	182.5%
GLB and GDB hedge instruments gains (losses)(1)	N/A	N/A	(539)	(1,407)	(1,630)		N/A	(1,630)
Adjusted stockholders' equity	$11,595	$11,120	$11,197	$10,918	$10,778	-7.0%	$11,595	10,778	-7.0%

Stockholders’ Equity, Average
Stockholders' equity	$6,057	$3,943	$5,917	$6,276	$4,509	-25.6%	$11,645	$5,567	-52.2%
Less:
Preferred stock	-	493	986	986	986	NM	-	986	NM
AOCI	(4,610)	(6,646)	(5,053)	(4,429)	(6,792)	-47.3%	852	(5,425)	NM
Stockholders’ equity, excluding AOCI and preferred
stock	10,667	10,096	9,984	9,719	10,315	-3.3%	10,793	10,006	-7.3%
MRB-related impacts	(2,177)	(1,262)	(905)	(366)	986	145.3%	(2,359)	(95)	96.0%
GLB and GDB hedge instruments gains (losses)(1)	N/A	N/A	(269)	(973)	(1,519)		N/A	(921)
Adjusted average stockholders' equity	$12,844	$11,358	$11,158	$11,058	$10,848	-15.5%	$13,152	$11,022	-16.2%

Book Value Per Common Share
Book value per share	$16.45	$24.32	$33.89	$28.49	$13.04	-20.7%	$16.45	$13.04	-20.7%
Less:
AOCI	(41.01)	(37.54)	(22.15)	(30.09)	(49.99)	-21.9%	(41.01)	(49.99)	-21.9%
Book value per share, excluding AOCI	57.46	61.86	56.04	58.58	63.03	9.7%	57.46	63.03	9.7%
Less:
MRB-related gains (losses)	(11.07)	(3.86)	(6.83)	2.51	9.11	182.3%	(11.07)	9.11	182.3%
GLB and GDB hedge instruments gains (losses)(1)	N/A	N/A	(3.18)	(8.30)	(9.61)		N/A	(9.61)
Adjusted book value per share	$68.53	$65.72	$66.05	$64.37	$63.53	-7.3%	$68.53	$63.53	-7.3%

(1) For periods beginning on or after January 1, 2023, gains (losses) on our GLB and GDB hedge instruments are excluded from adjusted stockholders' equity to align to the updated hedge program.